Exhibit 99.2

‘GMXR’

www.gmxresources.com

The date of these presentation materials is January 7, 2005

GMX RESOURCES INC. ‘GMXR’ NASDAQ National Market System

Independent E & P Co. OKC, OK; Natural Gas producer. Core Area 22,000 gross/12,000 net acres Sabine Uplift of East Texas & N. Louisiana.

Common Stock Outstanding — 8,053,540 shares

Management maintains 35% equity stake

CFO – Ken Kenworthy, Sr.

CEO – Ken Kenworthy, Jr.

52-week price range - $2.45 — $8.30

13 mm Shares Traded 2004

2004 Average Daily 55,000

Market Data as of 1/3/2005. Acreage data as of 12/1/04, numbers are rounded

2005 Goals

Focus on Natural Gas Production, Core Area East Texas

4Q03 2,606 mcfepd; 4Q04 4,582 mcfepd* 76% Increase 4Q03 2,010 mcfpd; 4Q04 4,174 mcfpd* 107% Increase

Grow Reserves on a cost effective basis

Maintain low F&D cost of $1.00 - $1.50

Build Shareholder Value

Shareholder Value Growth 74% in last year

* Estimated as of Jan. 6, 2005.

Recent Developments

Increased Natural Gas Proved Reserves

53.0 BCFE 85% Nat. Gas * 12/31/03 64.3 BCFE 88% Nat. Gas * 12/31/04

Significant Prospect Inventory

67 CVS PUDS* 12/31/04

113 CVS Probable Locations ** 12/31/04

Joint venture with PVOG 12/28/03

Drilled 17 gross / 4.9 net CVS wells 2004 Plan to Drill 26 gross / 9 net CVS wells 2005

* Proved Reserves Sproule & Assoc.** Internal Company projections 80-160 acre spacing. See ‘Risk Factors’ in annual report on form 10-K for year ended 12/31/03.

2005 Plan

2004 activity 2005 plan * 2005 possible **

New Drilling 18 CVS /4.9 Net 26 CVS/9 Net 44 CVS/22.8 Net

Re-completions 8 wells/8 Net 6 wells/6 Net 6 wells/6 Net

CAPEX $8,000,000 $15,000,000 $35,000,000

Yr. End Prod. Wells 67 gross/44.9 Net 93 gross/53.9 Net 111 gross/67.7 Net

As of 12/31/04. Schedule dependant upon rig availability, capital resources availability, successful development, commodity prices & drilling costs. See ‘Risk Factors’ in annual report on form 10-K for the year ended 12/31/03. *Assumes 22 PVOG 30% WI wells plus 2 PVOG 20% WI wills plus 2 GMX 100% WI wells. **Same as 2005 plan, required outside source of financing, additional 6 PVOG 30% WI wells plus 12 GMX 100% WI wells.

Summary Operating Data

1stQ04 2ndQ04 3rdQ04 4thQ04E

Production

Oil Production (MBbls) 8 7 7 8

Natural Gas Production (MMCF) 164 240 276 372

Equivalent Production (MMCFe) 212 282 317 421

Last Month of Quarter Daily (MCFe) 2,222 3,051 3,739 4,839

Average Sales Price

Oil Price (per bbl) $34.42 $36.80 39.81 46.00

Natural Gas Price (per MCF) $5.59 $6.03 5.61 6.30

Average Sales Price (per MCFe) $5.62 $6.04 5.74 6.46

Total Revenues ($000) $1,194 $1,724 1,828 2,700

Operating & Overhead Costs (per MCFe)

Lease Operating Expenses $1.26 $0.78 0.76 —

Production and Severance Taxes $0.37 $0.41 0.39 —

General and Administrative $2.18 $1.84 1.53 —

Total $3.81 $3.03 2.68 —

Cash Operating Margin $1.81 $3.01 3.06 —

Balance Sheet and Leverage Analysis

Dec. 31, 2003 Sep. 30, 2004 Increase—(Decrease)

Balance Sheet (in thousands) $ %

Cash $640 $1,512 $872 136%

Current Assets 1,620 2,890 1,270 78%

Total Assets 31,500 34,375 2,875 9%

Current Liabilities 2,570 1,361 (1,209) -47%

Long-Term Debt 5,630 890 (4,740) -84%

Total Debt 6,690 890 (5,800) -87%

Shareholders Equity 22,620 31,480 8,860 39%

Leverage Analysis

Working Capital (in thousands) ($960) * $1,529 $2,489

Current Assets to Current Liability Ratio 2.10

Debt to Equity 30% 2.8% -27%

Debt to Total Capitalization 23% 2.7% -20%

GMX has $10 mm line of credit, $8 mm available for funding Cotton Valley activities

‘GMXR’ Quarterly Net Production

MCFE

1

450,000 400,000 350,000 300,000 250,000 200,000 150,000 100,000

1Q04 2Q04 3Q04 4Q04*

* 4Q04 includes Company estimates for Nov. 04 & Dec. 04.

Cotton Valley Prospect Inventory Reserve Impact

‘GMXR’ Proved Reserves

Proved Categories 12/31/03 BCFE 12/31/04 BCFE INC (DEC) yr to yr

PDP 11.6 14.7 27%

PDNP 10.1 7.8 (22%)

PUD 31.3 41.8 34%

TOTAL 53.0 64.3 21%

12/31/03 & 12/31/04 Proved Reserves Sproule & Assoc; 12/31/04 rounded. We have not disclosed estimates of probable or possible reserves which likely exist because of SEC rules which prohibit such disclosures.

Strategy for Full Asset Value

‘GMXR’ Net Asset Value Play

64.3 BCFE Proved 2004 *

Harvest Undeveloped Reserves & Convert to Developed Reserves

85 BCFE Probable 80-160 ACRES UNRISKED**

143 BCFE Possible 40 ACRES UNRISKED **

1. Capitalize Development Program

2. Access Drilling & Completion Services

* 12/31/04 Sproule & Assoc. See ‘Risk Factors’ in annual report on form 10-K for year ended 12/31/03.

** 12/31/04e Company internal projections.

Cotton Valley Producers, Operators & GMX AMI's



Woodlawn
135 BCFE
FEET
Gladewater / Glenwood /
White Oak/ Willow Springs
663 BCFE
Phase I
Waskom
270 BCFE
Phase III
Blocker / Tatum
310 BCFE
Phase II
Bethany /
Elysian
403 BCFE
Oak Hill
1,384 BCFE
Carthage / Beckville / Briggs
3,442 BCFE

CV Well CV Depths 8,500' – 12,000'

PUD

Probable

BP America / Amoco	Anadarko	Southwestern Energy	Exxon-Mobil
Chevron / Texaco	Apache	Wagner & Brown / ONEOK	Vintage
Devon / Pennzoil	Comstock	Texaco / Chevron	Samson
El Paso / Sonat	EOG	Ocean / Devon	XTO

11

Cotton Valley Cumulative Production

MMCF Wells Greater Than 10 Years Old

1,500,000

1,250,000

1,000,000

750,000

500,000

250,000

MCFE

Cotton Valley Cumulative Production and EUR*

1,500,000

1,250,000

1,000,000

750,000

500,000

250,000

MCFE

* Estimated Ultimate Recovery by Benton Engineering, November 2004

GMX / PVOG Joint Venture

2004 Activity/2005 Plans

Phase I

17 CVS/13-25 CVS

GMX Interest - 30%

2,010 GMX Net Acres

25,000 Acre AMI

Phase III

8 Re-Comp./2-16CVS

GMX Interest 100%

6,850 GMX Net Acres

15,000 Acre AMI

Phase II

0 CVS/2+ CVS

GMX 20% CWI 1st 2 CVS

GMX Interest - 50%

2,790 GMX Net Acres

20,000 Acre AMI

Schedule dependant upon rig availability, CAPEX > 15 mm will require outside sources of financing, successful development, commodity prices & drilling costs. See ‘Risk Factors’ in annual report form 10-K for year ended 12/31/03. Map depicts all wells, all depths.

Phase I GMXR Interest 30%

Cotton Valley Sand

2004 activity/2005 plan

17 g- 4.6n/13-25 g- 4-8n

12/31/04*

PUDs 31gross/ 9 net

Prob 25gross/ 8 net

CVS Producer

PUD

Probable

* Net interests assume 100% of unit is obtained, GMX participates with full interest, numbers are rounded, probable are company estimates. Map omits all wells < 8100’.

Phase II GMXR Interest 50%

Cotton Valley Sand

2004 activity /2005 plan

0 / 2+ g - .4 Net

12/31/04*

PUDs 12 gross / 6 net

Prob 41 gross /20 net

CVS Producer

PUD

Probable

* Net interests assume 100% of unit is obtained, GMX participates with full interest, numbers are rounded, probable are company estimates. Map omits all wells < 8100’.

Cotton Valley Sand

2004 activity /2005 plan

8 g – 8 n /ReComp./2-16 g – 2-16 n

12/31/04*

PUDs 24 gross /24 net

Prob 47 gross / 47 net

CVS Producer

PUD

Probable

* Net interests assume 100% of unit is obtained, GMX participates with full interest, numbers are rounded, probable are company estimates. Map omits all wells < 8100’. CAPEX > 15 mm will require outside financing sources.

Phase III

GMXR Interest 100%

CVS Initial Potential

MCFEPD

5,000 4,500 4,000 3,500 3,000 2,500 2,000 1,500 1,000 500 0

CCV# 1 CCV# 2 CCV# 3 CP#1 CP#2 CCV# 4 CCV# 5 CCV# 6 CCV# 7 CCV# 8 CCV# 9 CCV#10 CCV#11 CCV#12 CCV#13 CCV#14

2Q04

Average 1,639

3Q04

Average 2,250

4Q04

Average 2,406

Cotton Valley Sand Economics

100% Success Rate

1.15 BCFE

$1.5MM Completed Well Costs

Spud to Sales 57 days avg.

2.5 Years Well Payout

Life per well: 15 -50 years

All data as of 12/31/04, commodity prices & drilling costs dependant, see ‘Risk Factors’ in annual report on form 10-K 12/31/03.

Significant Prospect Inventory

25 gross - 12 Net Travis Peak/Pettit* PUDs

67 gross - 39 Net CVS** PUDs (80-160 Acre Density)

113 gross - 74 Net CVS** Probables (80-160 Acre Density)

205 gross - 125 Net Total Prospects (80-160 Acre Density)

275 gross - 150 Net CVS** Possible (40 Acre Density)

480 gross - 275 Net Total Prospects (40 Acre Density)

Prospects, Poss. & Prob. Company est. as of Dec. 31, 2004; PUD values Sproule & Assoc. 12/31/04. * Depth < 7,000’ **8,500-10,000’ depth. Assumes Company participates in all wells at maximum percentage available. 40 acre well count excludes 80 acre and 160 acre well count.

74% One Year Shareholder Value Growth

Share Price $13 $12 $11 $10 $9 $8 $7 $6 $5 $4 $3 $2 $1 $0

1/2/04 2/2/04 3/2/04 4/2/04 5/2/04 6/2/04 7/2/04 8/2/04 9/2/04 10/2/04 11/2/04 12/2/04

*Nasdaq as of 12/31/04

1st Production Results

$6.85/sh PIPE

1st Analyst Coverage

January 1, 2004 — December 31, 2004

GMXR Valuation Comparisons to Peer Group *

$6.00 $5.00 $4.00 $3.00 $2.00 $1.00 $0.00

EV per 2003 proved reserves (MCFE)

TMR EPEX REM PQUE BEXP KCS EPL CPE BRY HNR GMXR

* E & P Under $1 B Enterprise Value, Raymond James E & P Database (Market Value / Proved Reserves less debt) Nov. 9, 2004.

“We estimate that GMXR creates $1.54 in value for every $1 spent with the drill bit, ranking the company fourth of the 23 companies in our universe in terms of value creation. The top value creators tend to be the top stock performers over time.”

David M. Heikkinen

Energy Exploration and Production Analyst

HIBERNIA SOUTHCOAST CAPITAL

December 21, 2004

Emphasis added by Company

GMX RESOURCES INC. 'GMXR'

Recent Price: [1]	$6.50	**Proved Reserves 12/31/04:****	**64.3 BCFE**
52-Week Price Range: [1]	$2.45 - $8.30	Proved Developed Producing:	14.7 BCFE
Market Capitalization: [1]	$52,000,000	Proved Developed Non-Producing:	7.8 BCFE
Shares Outstanding: [1]	8,053,540	Proved Undeveloped:	41.8 BCFE
Average Daily Volume 2004	55,000	Natural Gas Production:	88%
Management Ownership: [1]	35%	2004 CAPEX:	$8 Million
L-T Debt / Total Capitalization:*	2.7%	*e* 2005 CAPEX:	$15 - $35 Million
Working Capital: [1]	$10,500,000	LOE & Tax/mcfe:* $1.15	F&D Cost/mcf:* $1.28

Name / Position	Age	'GMXR'	Background
Ken Kenworthy, Jr. *Pres., CEO, Chairman*	48	11.1%	Co-Founder, Geoscientist, Founder OEXCO, Inc. 30 years E & P
Ken Kenworthy, Sr. *CFO, EVP, Director*	69	11.5%	Co-Founder, former CFO CMI / TEREX NYSE. 24 years E & P
Keith Leffel *VP Endeavor Pipeline*	55	options	Formerly Independent, Delhi Pipeline. 31 years Gas Marketing
Richard Hart, Jr. *Operations Mgr. P.E.*	48	options	GMX Mar. 2003, Focus energy, Independent 26 yrs drilling, completion & production
Kyle Kenworthy *VP, Land*	43	options	24 years Land Management E & P
Don Duke *Consultant Bus. Dev. P.E.*	55	options	Management, Hadson, Sante Fe Minerals & Andover. 31 yrs. management E & P.

*3rd Quarter 2004. [1] As of January 6, 2005. *e* 2005 CAPEX dependant upon rig availability, capital resources availability, successful development, commodity prices & drilling costs. See 'Risk Factors' in annual report on form 10-K for the year ended 12/31/03. Ken Kenworthy, Jr. and wife own 22% of common stock when combined.
** Proved Reserves Sproule & Assoc.

24

Glossary of Terms

bbl barrel of oil MCFe One thousand cubic feet of gas equivalent

BCFE Billion Cubic Feet Gas Equivalent (oil & gas combined 6:1 basis to gas equivalent) MMCF One million cubic feet of gas

CAPEX Capital Expenditures MMCFe One million cubic feet of gas equivalent

CCV Completed Cotton Valley mmcfg Million cubic feet gas

CJV Carthage Joint Venture mmcfgpd Million cubic feet gas per day

CVS Cotton Valley Sand Well PE Petroleum Engineer

CWI Carried Working Interest PIPE Private Investment Public Equity

E & P Exploration and Production Poss Possible Undeveloped Wells

F & D Finding and Development Prob Probable Undeveloped Wells

JV Joint Venture PUD Proved Undeveloped Wells

MBbls One thousand barrels of oil PVA Penn Virginia Corporation

MCF One thousand cubic feet of gas PVOG Penn Virginia Oil and Gas

Certain Reserve Information

The Securities and Exchange Commission has generally permitted oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use the terms “probable” and “possible” reserves, reserve “potential” or “upside” or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s guidelines may prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the company.

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include estimates and give our current expectations or forecasts of future events. Although we believe our forward-looking statements are reasonable, they can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. These risks and other risk factors are described in the Company’s Annual Report on Form 10-K for the year ended 12/31/03 and subsequent filings with the Securities and Exchange Commission.

Drilling Schedule Statement

The drilling schedules in this presentation have been prepared based on our current understanding of PVOG’s current plans as well as our own and is subject to change based on numerous factors, including changes in PVOG plans, drilling results, equipment availability, weather conditions and other factors. It also assumes that GMX has financial capacity in sufficient amounts to pay its share of costs. Accordingly, there is no assurance that the drilling schedule will occur as projected. GMX does not plan to commit to drilling of any well unless favorable conditions exist and it has the resources available for payment of costs.

Research Reports

Information referenced from research reports has been prepared by independent third parties and not the Company. By including this information, the Company does not endorse or adopt the information and does not accept responsibility for its accuracy or completeness.